UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) July 21, 1999


                  SECURED INVESTMENT RESOURCES FUND, L.P., III
             (Exact Name of Registrant as Specified in its Charter)


      MISSOURI                      000-18475                 48-6291172
(State or Other Jurisdiction       (Commission              (IRS Employer
    of Incorporation)              File Number)           Identification No.)





1100 Main, Suite 2100, Kansas City, MO                           64105
(Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (816) 421-4670

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Item 1. Changes in Control of Registrant.

         On July 21, 1999, in connection with its consent solicitation statement filed with the Securities and Exchange Commission (the "SEC") on April 21, 1999 (the "Consent Solicitation Statement"), Nichols Resources, Ltd., a general partner of the Registrant ("Nichols"), obtained the written consent of limited partners of the Registrant holding a majority of the issued and outstanding units of limited partnership issued by the Registrant ("Units") to (i) the assignment of James R. Hoyt's and SIR Partners III, L.P.'s general partner interests to Nichols and (ii) the appointment of Nichols as successor Managing General Partner of the Registrant. Pursuant to the consent solicitation, Nichols received the consent of limited partners of the Registrant holding 4,877 units of limited partnership issued by the Registrant ("Units"). There are 9,685 Units issued and outstanding. As a result, effective as of July 21, 1999, Nichols acquired Hoyt's and SIR Partners' general partnership interest and is the Registrant's Managing General Partner.

         Nichols is a Missouri corporation, the owner of which is MJS Associates, Inc., a Missouri corporation ("MJS"). Nichols has three directors:
David L. Johnson, John W. Alvey and Daniel W. Pishny. Christine A. Robinson is Nichols' President, and Mr. Pishny and Mr. Alvey are Nichols' Vice President and Secretary/Treasurer, respectively. Nichols was formed on August 22, 1988 for the purpose of acting as a general partner of public real estate programs and otherwise investing in and dealing with limited partnerships, property management and real estate syndications. Currently, Nichols' sole business is acting as general partner of the Registrant. Prior to January, 1998, Nichols was a wholly-owned subsidiary of the J.C. Nichols Company. In January, 1998, MJS acquired all the issued and outstanding shares of common stock of Nichols from the J.C. Nichols Company. Besides its ownership of stock of Nichols and other real estate companies, MJS oversees construction relating to the rehabilitation of properties, but has no employees. David L. Johnson is the principal shareholder and an officer and director of MJS. For more information regarding Nichols, please refer to the Consent Solicitation Statement, which is on file at the SEC's website (www.sec.gov).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Secured Investment Resources
                                     Fund, L.P., III


Date: July 27, 1999                  By:      Nichols Resources, Ltd., its
                                              general partner

                                     By:      /s/ Christine A. Robinson
                                              Christine A. Robinson
                                              President


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